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                              Managed Municipals
                                 Portfolio Inc.

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                                Quarterly Report

                               February 28, 1997






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

                                   [graphic]

                               Managed Municipals
                                 Portfolio Inc.

================================================================================
                                February 28, 1997
================================================================================


Dear Shareholder:

     We are pleased to provide you with the quarterly report for the Managed Municipals Portfolio Inc. ("Portfolio") for the nine months ended February 28, 1997. During the past nine months, the Portfolio distributed income dividends totaling $0.48 per share and a capital gain dividend of $0.295 per share. The table below shows the annualized distribution rates and nine-month total returns based on the Portfolio's February 28, 1997 net asset value (NAV) per share and New York Stock Exchange (NYSE)closing price:

     Price                        Annualized                     Nine-Month
   Per Share                  Distribution Rate*                Total Return
-------------                 -----------------                 ------------
$11.99 (NAV)                         6.01%                          5.75%
$11.75 (NYSE)                        6.13%                          7.36%

     In comparison, closed end municipal bond funds posted an average total return of 8.05% on NAV for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper Analytical Services, Inc. is a major fund tracking organization.) The Fund's underperformance on NAV was primarily due to the drop in value of certain pulp recycling facility bonds held by the Portfolio. The decline in the value of these bonds was caused by the decline in the market price of pulp.


      Market Update and Portfolio Strategy

     The year ended February 28, 1997 proved to be a volatile one for both the municipal and the U.S. government bond markets. In early 1996, a significant bond market sell-off was precipitated by a pick-up in inflationary fears that was caused by unexpected strength in the U.S. economy and concerns that the Federal Reserve Board ("Fed") would

---------
      * This distribution rate assumes monthly dividends at the current rate of $0.06 per share for twelve months.



====================================== 1 =======================================
                                    [GRAPHIC]
tighten rates in response. In retrospect, those concerns were unfounded because Fed monetary policy did not change throughout 1996. In fact, as U.S. economic growth moderated and concerns about Fed tightening eased, bond prices improved significantly.

     This bond market rally was in full swing in early December when Fed Chairman Alan Greenspan made his now infamous comments concerning "irrational exuberance" in the financial markets. In our view, Greenspan's comments caused a rise in U.S. interest rates that persists to this day.

     In the early part of 1996, we were extremely cautious about the municipal bond market and the Portfolio's holdings reflected that caution. During that time, we concentrated on municipal bonds with longer coupons and shorter maturities and we maintained a moderate cash position, quite a defensive strategy.

     However, as the year unfolded and high-grade municipal bonds became available with yields as high as 6.25%, we redeployed the Portfolio's cash and moved to build a more interest-rate sensitive portfolio. Our primary focus was to purchase high grade, discount coupon bonds with somewhat longer maturities that could enhance the Portfolio's performance as rates moved lower. We continue to maintain that same focus in the Portfolio today because of our belief that the rise in rates caused by Greenspan's comments and the concurrent rise in bond rates should take a little froth off the economic numbers. This in turn should enable municipal bonds to rally from today's attractive rate levels.


Portfolio's Investment Strategy

     During the past quarter, the Managed Municipals Portfolio Inc. focused on the transportation, utility, and water and sewer sectors because we believe they offered good relative values. At the end of February, the Portfolio's weighted average maturity was approximately 23 years. In addition, as of February 28, 1997, approximately 86% of the Portfolio's holdings were rated investment grade by either Standard & Poor's Corporation or Moody's Investors Services Inc., with 43% of the Portfolio invested in AAA bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.)


Market Outlook

     We believe that low inflation and some moderation of recent economic activity should be positive for interest rates for the balance of




====================================== 2 =======================================
                                    [GRAPHIC]

1997. Notwithstanding any increase by the Fed in short-term rates, the prices of long bonds today relative to the rate of inflation bodes well for municipal bonds as the year progresses. Until we see a significant increase in inflation fundamentals, we remain positive about the municipal bond market's prospects.

     In closing, thank you for investing in Managed Municipals Portfolio Inc. We look forward to continuing to help you achieve your financial goals.

      Sincerely,




      /s/ Heath B. McLendon                       /s/ Joseph P. Deane
      ---------------------                      ---------------------
      Heath B. McLendon                          Joseph P. Deane
      Chairman and                               Vice President and
      Chief Executive Officer                    Investment Officer

      April 2, 1997


--------------------------------------------------------------------------------
               Congratulations to Joe Deane -- Morningstar, Inc.'s
                   Top-Rated Fixed Income Manager of the Year

We are pleased to report that Joe Deane, your Portfolio's manager, has been named the top-rated fixed income manager of 1996 by Morningstar, Inc., a major fund ranking organization. Joe manages in excess of $3.5 billion of Smith Barney assets in both open-end and closed-end municipal bond funds. In addition, the firm recently ran an ad honoring Joe's achievement both nationally and in select California media.

--------------------------------------------------------------------------------



====================================== 3 =======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                          February 28, 1997 (unaudited)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================

====================================
 MUNICIPAL BONDS AND NOTES -- 100.0%
====================================

Alaska -- 3.0%
                                 Valdez, AK Marine Terminal Revenue,
                                    BP Pipelines Inc. Project:
$     12,000,000    AA                   Series A, 5.850% due 8/1/25                 $ 11,685,000
       1,000,000    AA                   Series C, 5.650% due 12/1/28                     958,750
-------------------------------------------------------------------------------------------------
                                                                                       12,643,750
-------------------------------------------------------------------------------------------------

California -- 9.8%
       4,000,000    AAA          Anaheim, CA Public Finance Authority,
                                    Lease Revenue, (Public Improvements
                                    Project), Series A, FSA-Insured,
                                    5.000% due 3/1/37                                   3,555,000
       8,000,000    AAA          California State Department Water Center,
                                    Series Q, MBIA-Insured, 5.375%
                                    due 12/1/27                                         7,670,000
                                 California State GO:
       3,000,000    AAA             FGIC-Insured, 5.375% due 6/1/26                     2,898,750
         200,000    VMIG 1*         Series C, 3.300% due 6/30/97(a)                       200,000
                                 California State Public Works,
                                    Lease Revenue, AMBAC-Insured:
       1,000,000    AAA                  Department of Corrections,
                                           CA Prison, 5.250% due 1/1/21                   946,250
       1,000,000    AAA                  University of California, Series B,
                                           5.375% due 12/1/19                             963,750
       3,300,000    BBB          Los Angeles, CA Regional Airport
                                    Improvement Corp., Los Angeles
                                    International Airport Lease Revenue,
                                    6.500% due 1/1/32(b)                                3,316,500
       2,000,000    AAA          Los Angeles County, CA Metropolitan,
                                    Transportation Authority, Sales
                                    Tax Revenue, AMBAC-Insured,
                                    5.250% due 7/1/23                                   1,875,000
       3,140,000    AAA          Rancho Mirage, CA Redevelopment
                                    Agency Tax Allocation, (Redevelopment
                                    Plan-1984 Project), Series M,
                                    MBIA-Insured, 5.000% due 4/1/24                     2,853,475
       7,500,000    AAA          San Diego, CA Public Finance Authority,
                                    Sewer Revenue, FGIC-Insured,
                                    5.000% due 5/15/20                                  6,909,375

                                              See Notes to
                                              Financial Statements.
====================================== 4 =======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================
California -- 9.8% (continued)
                                 San Francisco Building Authority Lease
                                    Revenue, AMBAC-Insured:
$      7,000,000    AAA                5.250% due 12/1/16                             $ 6,737,500
       1,000,000    AAA                5.250% due 12/1/21                                 953,750
       2,000,000    AAA          University of California Revenue,
                                    Multiple Purpose Projects, Series C,
                                    AMBAC-Insured, 5.000% due 9/1/23                    1,795,000
-------------------------------------------------------------------------------------------------
                                                                                       40,674,350
-------------------------------------------------------------------------------------------------
Colorado -- 12.5%
       1,000,000    AAA          Adams County, CO School District
                                    No. 014, FSA-Insured, 5.500%
                                    due 12/1/16                                           993,750
       3,000,000    Baa*         Arapahoe County, CO Capital
                                    Improvement, Public Highway Authority,
                                    7.000% due 8/31/26(c)                               3,300,000
       2,000,000    BBB+         Colorado Springs, CO Airport Revenue,
                                    Series A, 7.000% due 1/1/22(b)                      2,105,000
       5,000,000    AA           Colorado Springs, CO Utilities Revenue
                                    Refunding & Improvement, Series A,
                                    5.125% due 11/15/23                                 4,693,750
     100,000,000    Aaa*         Dawson Ridge, CO Metropolitan District
                                    No.1, Series B, (Escrowed to Maturity
                                    with U.S. Government Securities), zero
                                    coupon due 10/1/22                                 18,000,000
                                 Denver, CO City & County Airport
                                    Revenue, Series C:
       4,000,000    BBB                6.750% due 11/15/22(b)                           4,225,000
      18,325,000    BBB                6.125% due 11/15/25(b)                          18,576,969
-------------------------------------------------------------------------------------------------
                                                                                       51,894,469
-------------------------------------------------------------------------------------------------
Connecticut -- 0.7%
       1,200,000    AA-          Connecticut State Community
                                    Development Authority,
                                    Special Obligation, Series A,
                                    5.550% due 12/15/15                                 1,189,500
       1,750,000    AAA          Connecticut State Health & Education
                                    Facility Authority Revenue,
                                    Connecticut College, Series C-1,
                                    MBIA-Insured, 5.500% due 7/1/27                     1,704,062
-------------------------------------------------------------------------------------------------
                                                                                        2,893,562
-------------------------------------------------------------------------------------------------

                                              See Notes to
                                              Financial Statements.
====================================== 5 =======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================
District of Columbia -- 0.7%
$      3,000,000    AAA          District of Columbia Revenue,
                                    The American University,
                                    AMBAC-Insured,
                                    5.625% due 10/1/26                                $ 2,940,000
-------------------------------------------------------------------------------------------------
Florida -- 9.5%
       2,000,000    AAA          Broward County, FL Professional Sports
                                    Facility, (Civic Arena Project), Series A,
                                    MBIA-Insured, 5.625% due 9/1/28                     1,985,000
      10,000,000    AAA          Dade County, FL Water & Sewer Systems
                                    Revenue, FGIC-Insured, 5.250%
                                    due 10/1/26                                         9,437,500
       2,000,000    AAA          Escambia County, FL School Board COP,
                                    Series 1, MBIA-Insured, 5.500%
                                    due 2/1/16                                          1,990,000
                                 Florida Board of Education, Capital Outlay
                                    Refunding:
       2,000,000    AA                 Series A, 5.250% due 6/1/22                      1,887,500
                                       Series D:
      10,800,000    AA                   5.125% due 6/1/18                             10,206,000
       2,500,000    AA                   5.200% due 6/1/23                              2,340,625
       5,000,000    BBB-         Martin County,  FL IDA, (Indiantown
                                    Cogeneration Project), Series A,
                                    7.875% due 12/15/25(b)                              5,775,000
                                 Tampa, FL Revenue Bonds,
                                    (Florida Aquarium Inc. Project):
       3,000,000    NR                 7.550% due 5/1/12                                3,457,500
       2,000,000    NR                 7.750% due 5/1/27(c)                             2,322,500
-------------------------------------------------------------------------------------------------
                                                                                       39,401,625
-------------------------------------------------------------------------------------------------
Illinois -- 2.8%
       3,000,000    AAA          Chicago, IL Midway Airport Revenue,
                                    MBIA-Insured, 5.500% due 1/1/29                     2,876,250
       8,000,000    AAA          Chicago, IL Skyway Toll Bridge Revenue,
                                    Series 1996, MBIA-Insured, 5.500%
                                    due 1/1/23                                          7,720,000
       1,000,000    AAA          Metropolitan Pier & Exposition Authority,
                                    (McCormick Plan Exposition Project),
                                    Series A, AMBAC-Insured, 5.250%
                                    due 6/15/27                                           931,250
-------------------------------------------------------------------------------------------------
                                                                                       11,527,500
-------------------------------------------------------------------------------------------------

                                              See Notes to
                                              Financial Statements.
====================================== 6 =======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================
Indiana -- 4.4%
$      5,000,000    Aa3*         Indiana Port Commission Revenue
                                    Refunding Project, (Cargill Inc. Project),
                                    6.875% due 5/1/12(c)                             $  5,437,500
      13,305,000    AAA          Indiana Transportation Finance Authority,
                                    Airport Facilities Lease Revenue,
                                    Series A, AMBAC-Insured,
                                    5.000% due 11/1/12                                 12,822,694
-------------------------------------------------------------------------------------------------
                                                                                       18,260,194
-------------------------------------------------------------------------------------------------
Louisiana -- 1.4%
       5,500,000    Aa3*         Saint Martin Parish, LA Industrial Project,
                                    (Cargill Inc. Project), 6.625%
                                    due 10/1/12                                         5,912,500
-------------------------------------------------------------------------------------------------
Maryland -- 1.1%
      10,000,000    NR           Maryland State Energy Financing
                                    Administration, Solid Waste Disposal
                                    Revenue, Limited Obligation,
                                    (Hagerstown Project), 9.000%
                                    due 10/15/16(c)                                     4,400,000
-------------------------------------------------------------------------------------------------
Massachusetts -- 3.2%
                                 Massachusetts Bay Transportation
                                    Authority, Series B:
       2,000,000    AAA                AMBAC-Insured, 5.375% due 3/1/20                 1,927,500
       4,760,000    AAA                FSA-Insured, 5.250% due 3/1/26                   4,450,600
      10,000,000    NR           Massachusetts State IDA, Solid Waste
                                    Disposal Revenue, Massachusetts
                                    Recycling Association, Series A,
                                    9.000% due 8/1/16(c)                                5,000,000
       2,000,000    AAA          Massachusetts State Water Resource
                                    Authority, Series C, MBIA-Insured,
                                    5.250% due 12/1/20                                  1,882,500
-------------------------------------------------------------------------------------------------
                                                                                       13,260,600
-------------------------------------------------------------------------------------------------
Michigan -- 5.4%
       1,440,000    AA           Michigan Municipal Bond Authority
                                    Pooled, Project Revenue, 5.625%
                                    due 10/1/19                                         1,427,400
       2,000,000    AA-          Michigan State Public Power Agency
                                    Revenue, (Bell River Project), Series B,
                                    5.000% due 1/1/19                                   1,822,500


                                              See Notes to
                                              Financial Statements.
====================================== 7 =======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================
Michigan -- 5.4% (continued)
$      2,000,000    NR           Michigan State Strategic Funding, Limited
                                    Obligation Revenue, (Blue Water Fiber
                                    Project), 8.000% due 1/1/12(b)(c)                 $ 1,450,000
      16,375,000    NR           Midland County, MI Education
                                    Development Corporation, PCR,
                                    Limited Obligation, Series B,
                                    9.500% due 7/23/09(b)                              17,889,688
-------------------------------------------------------------------------------------------------
                                                                                       22,589,588
-------------------------------------------------------------------------------------------------
Minnesota -- 4.5%
       2,500,000    Aa3*         Duluth, MN Seaway Port Authority, IDA,
                                    Dock & Wharf Revenue, (Cargill Inc.
                                    Project), 6.800% due 5/1/12                         2,700,000
      15,085,000    Baa*         St. Paul, MN Housing & Redevelopment
                                    Authority, (Health East Project), Series D,
                                    9.750% due 11/1/17(c)                              15,882,242
-------------------------------------------------------------------------------------------------
                                                                                       18,582,242
-------------------------------------------------------------------------------------------------
Missouri -- 1.1%
       2,000,000    AAA          Kansas City, MO Municipal Assistance
                                    Refunding Corp., Series A, MBIA-Insured,
                                    5.000% due 4/15/20                                  1,840,000
       2,650,000    AAA          Missouri State Health & Education
                                    Facilities Authority, St. Lukes/Shawnee
                                    Mission, Series A, MBIA-Insured,
                                    5.375% due 11/15/21                                 2,563,875
-------------------------------------------------------------------------------------------------
                                                                                        4,403,875
-------------------------------------------------------------------------------------------------
Montana -- 1.9%
       8,000,000    NR           Montana State Board Investment
                                    Resources Recovery, (Yellowstone
                                    Energy Project), 7.000% due 12/31/19(b)             7,850,000
-------------------------------------------------------------------------------------------------
Nebraska -- 0.9%
       4,000,000    AAA          Nebraska Public Power District
                                    Revenue, Series A, MBIA-Insured,
                                    5.250% due 1/1/28                                   3,760,000
-------------------------------------------------------------------------------------------------
New Hampshire -- 0.7%
       3,000,000    Aa*          New Hampshire State Housing Finance
                                    Authority, Single-Family Mortgage
                                    Revenue, 6.300% due 1/1/26(b)                       3,052,500
-------------------------------------------------------------------------------------------------


                                              See Notes to
                                              Financial Statements.
====================================== 8 =======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================
New Jersey -- 1.3%
$      5,200,000    A+           Hudson County, NJ Improvement
                                    Authority, 6.625% due 8/1/25                      $ 5,557,500
-------------------------------------------------------------------------------------------------
New York -- 7.8%
                                 New York City Municipal Water
                                    Financing Authority, Water & Sewer
                                    System Revenue:
       2,000,000    AAA               Series A, FSA-Insured,
                                         5.500% due 6/15/26                             1,900,000
       3,500,000    AAA               Series B, MBIA-Insured,
                                         5.500% due 6/15/19                             3,403,750
       1,090,000    AAA          New York State Dormitory Authority
                                    Lease Revenue, Health Facilities
                                    Improvement Program, Series A,
                                    FSA-Insured, 5.500% due 5/15/16                     1,083,187
                                 New York State Dormitory Authority
                                    Revenue, AMBAC-Insured:
       2,620,000    AAA               Barnard College, 5.250% due 7/1/26                2,479,175
       7,000,000    AAA               Montefiore Medical Center,
                                         5.250% due 2/1/15                              6,755,000
       6,000,000    A            New York State Local Government
                                    Assistance Corp, Series D,
                                    5.000% due 4/1/23                                   5,407,500
       4,300,000    AAA          New York State Medcare
                                    Mental Health Services, FSA-Insured,
                                    5.250% due 2/15/21                                  4,009,750
       8,000,000    Aa*          New York Triborough Bridge & Tunnel
                                    Authority, 5.000% due 1/1/24                        7,210,000
-------------------------------------------------------------------------------------------------
                                                                                       32,248,362
-------------------------------------------------------------------------------------------------
Ohio -- 0.9%
       1,000,000    AAA          Cleveland-Cuyahoga County, OH
                                    Port Authority Revenue, Rock &
                                    Roll Hall of Fame, AMBAC-Insured,
                                    5.400% due 12/1/15                                    978,750
       2,600,000    VMIG 1*      Ohio Air Quality, Gas & Electric,
                                    3.550% due 9/1/30(a)                                2,600,000
-------------------------------------------------------------------------------------------------
                                                                                        3,578,750
-------------------------------------------------------------------------------------------------
Pennsylvania -- 0.7%
       2,000,000    AAA          Northeastern, PA Hospital & Education
                                    Authority, Healthcare Revenue,
                                    Wyoming Healthcare, Series A,
                                    AMBAC-Insured, 5.250% due 1/1/26                    1,865,000


                                              See Notes to
                                              Financial Statements.
====================================== 9 =======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================
Pennsylvania -- 0.7% (continued)
$      1,000,000    AAA          Pottstown Boro, PA Authority Sewer
                                    Revenue, AMBAC-Insured, 5.500%
                                    due 11/1/16                                         $ 991,250
-------------------------------------------------------------------------------------------------
                                                                                        2,856,250
-------------------------------------------------------------------------------------------------
South Carolina -- 0.5%
       2,000,000    BBB+         Myrtle Beach, SC COP, Myrtle Beach
                                    Convention Center, 6.875% due 7/1/07                2,130,000
-------------------------------------------------------------------------------------------------
Tennessee -- 0.3%
       1,150,000    NR           Hardeman County, TN Correctional
                                    Facility Corp., 7.750% due 8/1/17                   1,151,438
-------------------------------------------------------------------------------------------------
Texas -- 8.3%
       2,000,000    AAA          Brownsville, TX Utility Systems Revenue,
                                    AMBAC-Insured, 5.250% due 9/1/20                    1,905,000
                                 Burleson, TX ISD, PSFG:
       1,160,000    Aaa*            6.750% due 8/1/24                                   1,268,750
       2,840,000    Aaa*            Pre-Refunded-- Escrowed with U.S
                                       Government Securities to 8/1/06
                                       Call @ 100, 6.750% due 8/1/24                    3,230,500
       4,000,000    AAA          Harris County, TX Toll Road,
                                    FGIC-Insured, 5.375% due 8/15/20                    3,870,000
                                 Houston, TX Water & Sewer System
                                    Revenue, FGIC-Insured:
       5,000,000    AAA                Series A, 5.375% due 12/1/27                     4,756,250
       1,500,000    AAA                Series C, 5.375% due 12/1/27                     1,426,875
       2,000,000    AAA          Leander, TX ISD, PSFG, 5.625%
                                    due 8/15/18                                         2,005,000
       4,750,000    BB           Sam Rayburn, TX Municipal Power
                                    Agency, Series A, 6.750%
                                    due 10/1/14(c)                                      4,500,625
      12,000,000    AAA          Texas State Turnpike Authority, Dallas
                                    North Thruway Revenue, President
                                    George Bush Turnpike, FGIC-Insured,
                                    5.250% due 1/1/23                                  11,355,000
-------------------------------------------------------------------------------------------------
                                                                                       34,318,000
-------------------------------------------------------------------------------------------------
Utah -- 3.5%
      16,000,000    Aa*          Intermountain Power Agency, Utah Power
                                    Supply Revenue Refunding, Series D,
                                    5.500% due 7/1/21                                  14,540,000
-------------------------------------------------------------------------------------------------

                                              See Notes to
                                              Financial Statements.
====================================== 10 ======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================
Virginia -- 4.2%
$      4,700,000    A*           Harrisonburg, VA Redevelopment and
                                    Housing Authority, (Jail & Courthouse
                                    Project), Public Facility Lease Revenue,
                                    6.500% due 9/1/14                                 $ 4,882,125
                                 Virginia College Building Authority,
                                    Virginia Educational Facilities
                                    Revenue, 21st Century College Program:
       3,590,000    AA                 5.250% due 8/1/13                                3,545,125
       3,805,000    AA                 5.250% due 8/1/14                                3,738,412
                                 Virginia State Housing Development
                                    Authority, Multi-Family Housing:
       1,655,000    AA+                Series D, 6.250% due 1/1/15                      1,681,894
       1,235,000    AA+                Series H, 6.300% due 11/1/15                     1,273,594
         600,000    AA+                Series K, 5.800% due 11/1/10                       617,250
       2,000,000    AA           Virginia State Transportation Board,
                                    Transportation Contract Revenue,
                                    Series A, 5.125% due 5/15/21                        1,880,000
-------------------------------------------------------------------------------------------------
                                                                                       17,618,400
-------------------------------------------------------------------------------------------------
Washington -- 5.2%
       4,750,000    A+           Chelan County, WA GO Public Utilities,
                                    District No. 001, Series 1993A,
                                    District 4, Remarketed, mandatory
                                    put 7/1/19, 6.750% due 7/1/62(c)                    4,934,062
      11,000,000    AA-          Washington State Health Care Facilities,
                                    Sisters of Providence Hospital,
                                    7.875% due 10/1/10(c)                              12,086,250
                                 Washington State Public Power,
                                    FSA-Insured, Series C:
       3,555,000    AAA                Nuclear Project No. 1,
                                         5.375% due 7/1/15                              3,363,919
       1,500,000    AAA                Nuclear Project No. 3,
                                         5.375% due 7/1/15                              1,419,375
                                                                                       21,803,606
West Virginia -- 1.3%
                                 Marion County, WV Community Solid
                                    Waste Disposal Facilities Revenue:
       1,000,000    NR                 American Fiber Resource Project,
                                         Series B, 9.250% due 12/1/11(b)(c)               500,000
      10,000,000    NR                 American Power Paper Recycling
                                         Project, 7.750% due 12/1/11(b)(c)              5,000,000
-------------------------------------------------------------------------------------------------
                                                                                        5,500,000
-------------------------------------------------------------------------------------------------

                                              See Notes to
                                              Financial Statements.
====================================== 11 ======================================
                                    [GRAPHIC]

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount           Ratings                Security                                      Value
=================================================================================================
Wisconsin -- 2.4%
$      4,070,000    AA           Wisconsin State GO, Series B,
                                    6.600% due 1/1/22(b)                              $ 4,334,550
                                 Wisconsin State Health and  Educational
                                    Facilities Authority, MBIA-Insured:
       3,000,000    AAA                Aurora Health Care Project,
                                         5.250% due 8/15/23                             2,790,000
       2,000,000    AAA                Marquette University Project,
                                         5.500% due 12/1/11                             2,007,500
       1,000,000    AAA                Medical College, 5.400% due 12/1/16                956,250
-------------------------------------------------------------------------------------------------
                                                                                       10,088,300
-------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS AND NOTES                     ============
                                 (COST-- $420,259,379**)                             $415,437,361
=================================================================================================

(a) Variable rate municipal bonds and notes are payable upon not more than one business day's notice.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c)  Security segregated by Custodian for open purchase commitments.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 14 and 15 for definition of ratings and certain security descriptions.
                                              See Notes to
                                              Financial Statements.
====================================== 12 ======================================
                                    [GRAPHIC]

================================================================================
                   Summary of Investments by Combined Ratings

                          February 28, 1997 (unaudited)
================================================================================

================================================================================

                                                                 Percent of
      Moody's      and/or     Standard & Poor's              Total Investments
==============================================================================
        Aaa                           AAA                             43.0%
        Aa                            AA                              24.9
         A                             A                               5.8
        Baa                           BBB                             12.6
        Ba                            BB                               1.1
      VMIG 1                          A-1                              0.7
        NR                            NR                              11.9
                                                                     -----

                                                                     100.0%
                                                                     =====

================================================================================




====================================== 13======================================
                                    [GRAPHIC]

================================================================================

                                  Bond Ratings

================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's-- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.



====================================== 14 ======================================
                                    [GRAPHIC]

================================================================================

                          Short-Term Securities Ratings

================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================

                              Security Descriptions

================================================================================

ABAG       --  Association of Bay Area Governors
AIG        --  American International Guaranty
AMBAC      --  American Municipal Bond Assurance Corporation
BAN        --  Bond Anticipation Notes
BIG        --  Bond Investors Guaranty
CDA        --  Community Development
               Administration
CGIC       --  Capital Guaranty Insurance Company
CHFCLI     --  California Health Facility
               Construction Loan Insurance
COP        --  Certificate of Participation
EDA        --  Economic Development Authority
ETM        --  Escrowed To Maturity
FAIRS      --  Floating Adjustable Interest Rate Securities
FGIC       --  Financial Guaranty Insurance Company
FHA        --  Federal Housing Administration
FHLMC      --  Federal Home Loan Mortgage Corporation
FNMA       --  Federal National Mortgage Association
FRTC       --  Floating Rate Trust Certificates
FSA        --  Federal Savings Association
GIC        --  Guaranteed Investment Contract
GNMA       --  Government National Mortgage
               Association
GO         --  General Obligation
HDC        --  Housing Development Corporation

HDA        --  Housing Development Authority
HFA        --  Housing Finance Authority
IDA        --  Industrial Development Authority
IDB        --  Industrial Development Board
IDR        --  Industrial Development Revenue
ISD        --  Independent School District
INFLOS     --  Inverse Floaters
ISD        --  Independent School District
LOC        --  Letter of Credit
MBIA       --  Municipal Bond Investors Assurance Corporation
MVRICS     --  Municipal Variable Rate Inverse Coupon Security
PCR        --  Pollution Control Revenue
PFA        --  Public Finance Authority
PSFG       --  Permanent School Fund Guaranty
RAN        --  Revenue Anticipation Notes
RIBS       --  Residual Interest Bonds
RITES      --  Residual Interest Tax-Exempt Securities
TAN        --  Tax Anticipation Notes
TECP       --  Tax Exempt Commercial Paper
TOB        --  Tender Option Bonds
TRAN       --  Tax and Revenue Anticipation
               Notes
SYCC       --  Structured Yield Curve Certificate
VA         --  Veterans Administration
VRDD       --  Variable Rate Daily Demand
VRWE       --  Variable Rate Wednesday Demand





====================================== 15 ======================================
                                    [GRAPHIC]

================================================================================
                       Statement of Assets and Liabilities
                                   (unaudited)
================================================================================

                                                               February 28, 1997
================================================================================
ASSETS:
   Investments, at value (Cost-- $420,259,379)                     $415,437,361
   Receivable for securities sold                                     6,311,209
   Interest receivable                                                   88,942
--------------------------------------------------------------------------------
   Total Assets                                                     421,837,512
--------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                   6,871,678
   Dividends payable                                                    937,833
   Investment advisory fees payable                                     231,218
   Administration fees payable                                           66,999
   Accrued expenses                                                     111,352
--------------------------------------------------------------------------------
   Total Liabilities                                                  8,219,080
--------------------------------------------------------------------------------
Total Net Assets                                                   $413,618,432
================================================================================
NET ASSETS:
   Par value of capital shares                                         $ 34,498
   Capital paid in excess of par value                              412,278,884
   Undistributed net investment income                                2,460,406
   Accumulated net realized gain from
    security transactions and futures contracts                       3,666,662
   Net unrealized depreciation of investments                        (4,822,018)
--------------------------------------------------------------------------------
TOTAL NET ASSETS
   (Equivalent to $11.99 a share on 34,498,420 shares of $0.001
    par value outstanding: 500,000,000 shares authorized)          $413,618,432
================================================================================



                                              See Notes to
                                              Financial Statements.
====================================== 16 ======================================
                                    [GRAPHIC]

================================================================================
                            Statement of Operations
                                  (unaudited)
================================================================================

                                                                    Nine Months
                                                                      Ended
                                                                     2/28/97
================================================================================
INVESTMENT INCOME:
   Interest                                                        $20,692,681
--------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees (Note 3)                                 2,198,252
   Administration fees (Note 3)                                        628,072
   Shareholder communications                                          155,149
   Audit and legal                                                      38,539
   Directors' fees                                                      36,549
   Registration fees                                                    22,740
   Shareholder and system servicing fees                                15,602
   Custody                                                              14,322
   Pricing service fees                                                  8,952
   Other                                                                 6,189
--------------------------------------------------------------------------------

   Total Expenses                                                    3,124,366
--------------------------------------------------------------------------------

Net Investment Income                                               17,568,315

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES
4 and 5):
   Realized Gain From:
      Security transactions (excluding short-term securities)        8,579,055
      Futures contracts                                                164,375
--------------------------------------------------------------------------------

   Net Realized Gain                                                 8,743,430
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
      Beginning of period                                             (940,504)
      End of period                                                 (4,822,018)
--------------------------------------------------------------------------------

   Increase in Net Unrealized Depreciation                          (3,881,514)
--------------------------------------------------------------------------------

Net Gain on Investments and Futures Contracts                        4,861,916
--------------------------------------------------------------------------------

Increase in Net Assets From Operations                             $22,430,231
================================================================================




                                              See Notes to
                                              Financial Statements.
====================================== 17======================================
                                    [GRAPHIC]

================================================================================
                             Statement of Operations
                                   (unaudited)
================================================================================

                                                              Nine Months
                                                                 Ended
                                                                2/28/97           Year Ended
                                                              (unaudited)           5/31/96
===============================================================================================
OPERATIONS:
   Net investment income                                      $17,568,315         $23,014,251
   Net realized gain                                            8,743,430           7,326,011
   Increase in net unrealized depreciation                     (3,881,514)        (19,254,835)
-----------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                      22,430,231          11,085,427
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                                      (16,559,242)        (25,858,323)
   Net realized gains                                         (10,177,035)           (222,483)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                           (26,736,277)        (26,080,806)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets                                         (4,306,046)        (14,995,379)
NET ASSETS:
   Beginning of period                                        417,924,478         432,919,857
-----------------------------------------------------------------------------------------------
   End of  period*                                           $413,618,432        $417,924,478
===============================================================================================
* Includes undistributed net
      investment income of:                                    $2,460,406          $1,451,333
===============================================================================================



                                              See Notes to
                                              Financial Statements.
====================================== 18 ======================================
                                    [GRAPHIC]

================================================================================
                          Notes to Financial Statements
                                   (unaudited)
================================================================================

     1. Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected in this change.




====================================== 19 ======================================
                                    [GRAPHIC]

================================================================================
                          Notes to Financial Statements
                             (unaudited) (continued)
================================================================================

     2. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     4. Investments

     For the nine months ended February 28, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $380,765,202
--------------------------------------------------------------------------------
Sales                                                                380,783,916
================================================================================

     At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                     $ 12,935,878)*
Gross unrealized depreciation                                      (17,757,896)*
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (4,822,018)*
================================================================================

*  Substantially the same for Federal income tax purposes.



====================================== 20 ======================================
                                    [GRAPHIC]

================================================================================
                          Notes to Financial Statements
                             (unaudited) (continued)
================================================================================

      5.   Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

      At February 28, 1997, there were no open futures contracts.






====================================== 21 ======================================
                                    [GRAPHIC]

================================================================================

                              Financial Highlights

================================================================================

For a share of capital stock outstanding throughout each period:


                                           1997(1)       1996       1995        1994       1993(2)
====================================================================================================

Net Asset Value,
   Beginning of Period                     $12.11       $12.55     $12.26      $13.00      $12.00
----------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                     0.51         0.67       0.72        0.67        0.63
   Net realized and unrealized
      gain (loss)                            0.15        (0.35)      0.49       (0.23)       0.97
----------------------------------------------------------------------------------------------------
Total Income From Operations                 0.66         0.32       1.21        0.44        1.60
----------------------------------------------------------------------------------------------------
Offering Costs Charged
   to Paid-In Capital                       --           --         --          --          (0.02)
----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.48)       (0.75)     (0.67)      (0.67)      (0.55)
   Net realized gains                       (0.30)       (0.01)     (0.25)      (0.51)      (0.03)
----------------------------------------------------------------------------------------------------
Total Distributions                         (0.78)       (0.76)     (0.92)      (1.18)      (0.58)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $11.99       $12.11     $12.55      $12.26      $13.00
----------------------------------------------------------------------------------------------------
Total Return,
   Based on Market Value                     7.36%++     12.22%       8.40%      2.27%       7.02%++
----------------------------------------------------------------------------------------------------
Total Return,
   Based on Net Asset Value                  5.75%++      2.83%      10.96%      3.45%      13.58%++
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $413,618     $417,924    $432,920   $422,792    $443,938
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  1.00%+       1.00%       1.02%      1.00%       0.98%+
   Net investment income                     5.59+        5.35        5.97       5.15        5.48+
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        89%          45%         93%        72%        169%
----------------------------------------------------------------------------------------------------
Market Value, End of Period                $11.75       $11.69      $11.50     $11.50      $12.25
====================================================================================================

(1)  For the nine months ended February 28, 1997 (unaudited).
(2) For the period from June 26, 1992 (commencement of operations) to May 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.




====================================== 22 ======================================
                                    [GRAPHIC]

================================================================================
                         Quarterly Results of Operations
                                   (unaudited)
================================================================================

                                                                       Net Realized and             Net Increase
                                                                          Unrealized               (Decrease) in
                     Investment              Net Investment             Gain (Loss) on            Net Assets From
                       Income                     Income                  Investments                Operations
                 -----------------------------------------------------------------------------------------------------
                                 Per                       Per                      Per                          Per
Quarter Ended       Total       Share       Total         Share         Total       Share         Total         Share
======================================================================================================================
August 31,
  1994           $7,178,807     $0.21     $6,027,342      $0.18     $  (782,448)   $(0.02)     $  5,244,894    $ 0.16
November 30,
  1994            7,092,384      0.20      6,096,465       0.17     (32,730,626)    (0.95)     $(26,634,161)    (0.78)
February 28,
  1995            7,280,844      0.21      6,181,630       0.18      35,883,360      1.04        42,064,990      1.22
May 31,
  1995            7,348,720      0.21      6,387,780       0.19      14,909,134      0.42        21,296,914      0.61
August 31,
  1995            6,836,154      0.20      5,726,578       0.17      (4,006,671)    (0.12)        1,719,907      0.05
November 30,
  1995            6,832,879      0.20      5,725,758       0.17       9,842,182      0.29        15,567,940      0.45
February 29,
  1996            6,815,655      0.19      5,690,615       0.16        (268,190)    (0.01)        5,422,425      0.16
May 31,
  1996            6,848,128      0.20      5,871,300       0.17     (17,496,145)    (0.51)      (11,624,845)    (0.34)
August 31,
  1996            7,112,514      0.21      6,061,372       0.18      (2,945,507)    (0.09)        3,115,865      0.09
November 30,
  1996            6,873,415      0.20      5,826,055       0.17      17,188,697      0.50        23,014,752      0.67
February 28,
  1997            6,706,752      0.19      5,680,888       0.16      (9,381,274)    (0.27)       (3,700,386)    (0.11)
======================================================================================================================








====================================== 23 ======================================
                                    [GRAPHIC]

================================================================================
                                 Financial Data
                                   (unaudited)
================================================================================

For a share of capital stock outstanding throughout each period:


                                      NYSE              Net                           Dividend
  Record          Payable            Closing           Asset         Dividend       Reinvestment
   Date             Date             Price+           Value+           Paid             Price
================================================================================================
  6/23/94          6/30/94           $11.750          $12.11          $0.061           $11.86
  7/22/94          7/29/94            11.625           12.32           0.061            11.90
  8/24/94          8/31/94            11.375           12.29           0.061            11.64
  9/23/94          9/30/94            11.875           11.98           0.061            11.43
 10/24/94         10/31/94            11.000           11.79           0.061            10.81
 11/22/94         11/30/94            10.375           10.99           0.061            10.58
 12/22/94*        12/30/94            10.375           11.33           0.140            10.87
  1/24/95          1/31/95            11.063           11.56           0.061            11.33
  2/21/95          2/28/95            11.375           12.07           0.061            11.46
  3/24/95          3/31/95            11.375           12.26           0.061            11.56
  4/21/95          4/28/95            11.375           12.41           0.061            11.54
  5/23/95          5/31/95            11.250           12.41           0.061            11.89
  5/23/95*         5/31/95            11.250           12.41           0.112            11.89
  6/23/95          6/30/95            11.625           12.49           0.064            11.94
  7/26/95          7/31/95            11.750           12.33           0.064            11.84
  8/22/95          8/25/95            11.750           12.20           0.064            11.90
  9/26/95          9/29/95            11.750           12.38           0.064            11.87
 10/24/95         10/27/95            11.750           12.46           0.064            11.92
 11/20/95         11/24/95            11.875           12.59           0.064            12.58
 12/26/95         12/29/95            12.125           12.69           0.064            12.72
  1/23/96          1/26/96            12.500           12.66           0.064            12.51
  2/20/96          2/23/96            12.250           12.68           0.064            12.14
  3/26/96          3/29/96            11.750           12.43           0.060            11.61
  4/23/96          4/26/96            11.250           12.24           0.060            11.53
  5/28/96          5/31/96            11.813           12.25           0.060            11.65
  6/25/96          6/28/96            11.500           12.05           0.060            11.49
  7/23/96          7/26/96            11.875           12.05           0.060            11.87
  8/27/96          8/30/96            11.688           12.12           0.060            11.72
  9/24/96          9/27/96            11.625           12.13           0.060            11.64
 10/22/96         10/25/96            11.625           12.23           0.060            11.57
 11/25/96         11/29/96            11.500           12.44           0.060            11.57
 12/23/96*        12/27/96            11.375           12.12           0.295            11.73
  1/28/97          1/31/97            11.625           11.88           0.060            11.75
  2/25/97          2/28/97            11.750           12.07           0.060            11.78
================================================================================================

+  As of record date.
*  Capital gain distribution.




====================================== 24 ======================================
                                    [GRAPHIC]

================================================================================
                       Additional Shareholder Information
                                   (unaudited)
================================================================================

     On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund, the election of Charles F. Barber, Allan J. Bloostein, Martin Brody, Dwight B. Crane, Robert A. Frankel, William R. Hutchinson and Heath B. McLendon as Directors; and

          2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:


                                                     % of              Votes              % of
Directors                      Votes For         Shares Voted         Against         Shares Voted
==================================================================================================
Charles F. Barber             31,911,672.550         98.523%        478,416.503          1.477%
Allan J. Bloostein            32,019,757.330         98.857         370,331.717          1.143
Martin Brody                  31,960,071.550         98.672         430,017.503          1.328
Dwight B. Crane               32,034,184.330         98.901         355,904.707          1.099
Robert A. Frankel             32,000,017.330         98.796         390,071.717          1.204
William R. Hutchinson         31,987,128.220         98.756         402,960.830          1.244
Heath B. McLendon             32,037,578.330         98.912         352,510.717          1.088
==================================================================================================

     The results of the vote on Proposal 2 were as follows:


                         % of           Votes           % of            Votes             % of
   Votes For         Shares Voted       Against     Shares Voted       Abstained      Shares Voted
==================================================================================================
32,006,725.230         98.816%        117,249.000      0.362%         266,114.819         0.822%
==================================================================================================





====================================== 25 ======================================
                                    [GRAPHIC]

================================================================================
                           Dividend Reinvestment Plan
                                   (unaudited)
================================================================================

     Under the Portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) the net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

     First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.





====================================== 26 ======================================
                                    [GRAPHIC]

================================================================================
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
================================================================================

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

     A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     Information concerning the Plan may be obtained from First Data at (800) 331-1710.

                      -----------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.







====================================== 27 ======================================
                                    [GRAPHIC]

                               Managed Municipals
                                 Portfolio Inc.


Directors                                    Investment Adviser and
Charles F. Barber                            Administrator
Allan J. Bloostein                           Smith Barney Mutual Funds
Martin Brody                                  Management Inc.
Dwight B. Crane                              388 Greenwich Street
Robert A. Frankel                            New York, New York 10013
William R. Hutchinson
Heath B. McLendon, Chairman                  Transfer Agent
                                             First Data Investor Services
Officers                                      Group, Inc.
Heath B. McLendon                            P.O. Box 1376
Chief Executive Officer                      Boston, Massachusetts 02104

Jessica M. Bibliowicz                        Custodian
President                                    PNC Bank, N.A.
                                             17th & Chestnut Streets
Lewis E. Daidone                             Philadelphia, Pennsylvania 19103
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary








====================================== 28 ======================================
                                    [GRAPHIC]

================================================================================




================================================================================










                 This report is sent to the shareholders of the
                        Managed Municipals Portfolio Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                purchase or sale of shares of the Fund or of any
                       securities mentioned in the report.
                                   FD0879 4/97

================================================================================



================================================================================